SUBSCRIPTION AGREEMENT

                            CANCER THERAPEUTICS, INC.
                             210 West Hansell Street
                              Thomasville, GA 31792

     This Subscription Agreement (this "Agreement") is entered into as of the date set forth below next to Subscriber's signature, by and between CANCER THERAPEUTICS, INC., a Delaware corporation (the "Company" or "Issuer"), and the Subscriber, (hereafter, the "Subscriber").

     1. Subscription. The Subscriber hereby subscribes for _______________ shares of common stock of the Company, par value $0.001 per share (the "Shares") for the purchase price of fifty cents ($0.50) per Share. The Subscriber hereby tenders to the Company the amount of _________________Dollars ($________________) (the "Invested Amount") as payment for these Shares. This Agreement is an irrevocable offer by the Subscriber to subscribe for the securities offered by the Company, and, subject to the terms hereof, shall become a contract for the sale of said securities upon the acceptance thereof by the Company.

     2. Acceptance. The Subscriber acknowledges that this Agreement is subject to the Company's discretionary right to accept or reject the subscription herein, in full or in part, and the Subscriber will be notified upon closing of the offering (the "Acceptance Date") whether the Agreement has been accepted by the Company. If this Agreement is rejected for any reason, the Company shall promptly return to the Subscriber the Invested Amount submitted to the Company with this Agreement without interest or deduction, and this Subscription Agreement shall be null, void and of no effect. Acceptance of this Agreement by the Company will be evidenced by the execution hereof by an officer of the Company

     3. Warranties of Company. The Company hereby represents and warrants that:

          (a) The issuance of the Shares to the Subscriber upon the terms and conditions set forth herein has been authorized by all requisite corporate action;

          (b) The Company is a corporation validly formed and existing in good standing as of the date hereof in the State of Delaware; and

          (c) Upon acceptance of this Agreement and delivery to the Subscriber of the stock certificate(s) representing the Shares, such Shares shall be validly issued, fully paid, and nonassessable.

     4. Investment Risks. The Subscriber acknowledges that there are substantial risks incident to the acquisition of the Shares, and the Subscriber recognizes the speculative nature and risks of loss associated with investments of this type.

     5. Cancer Therapeutics, Inc. Prospectus. The Subscriber represents that it has received a copy of Cancer Therapeutics, Inc.'s Prospectus dated __________________, 2005, including supplements and amendments thereto, concerning the operations and prospects for the Company (the "Prospectus").

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     6. State of Residence  or  Domicile.  The  Subscriber  represents  that the
Subscriber's address of principal residence (for individual purchasers) or principal office (for non-individual purchasers) is as follows:

         ________________________________________________________________
         Street Address
         ________________________________________________________________
         City              State            Zip Code
         ________________________________________________________________
         Tel. No                    Fax No.

     7.  Additional   Representations  of  Subscriber.   The  Subscriber  hereby
represents and warrants that:

          (a) The Subscriber's representations in this Agreement are complete and accurate to the best of the Subscriber's knowledge, and the Company may rely upon them. The Subscriber will notify the Company immediately if any material change occurs in any of this information before the sale of the Shares is consummated.

          (b) The Subscriber hereby agrees that the Subscriber does not have the right to cancel this Subscription Agreement, which shall survive the death, disability, or the cessation of existence as a legal entity, of the Subscriber. Further the Subscriber agrees that the Subscriber does not have the right, and will not attempt, to transfer its interest herein.

          (c) This Agreement when executed and delivered by the Subscriber will constitute a valid and legally binding obligation of the Subscriber, enforceable in accordance with its terms. The Subscriber, if it is a partnership, joint venture, corporation, trust or other entity, was not formed or organized for the specific purpose of acquiring the Shares. The purchase of the Shares by the Subscriber, if it is an entity investor, is a permissible investment in accordance with the Subscriber's Articles of Incorporation, Bylaws, Partnership Agreement, Declaration of Trust, or other similar charter document, and has been duly approved by all requisite action by the entity's owners, directors, officers or other authorized managers. The person(s) signing this document and all documents necessary to consummate the purchase of the Shares has all requisite authority to sign such documents on behalf of the Subscriber, if it is an entity investor.

     8. Execution of Subscription Agreement. The Subscriber represents that the Subscriber has executed this Agreement either personally or by its duly authorized representative and that the information that the Subscriber has provided herein is both accurate and complete.

     9. Power of Attorney of Spouse. If the Subscriber is a married person, the Subscriber agrees to cause the Subscriber's spouse to execute this Agreement at the space provided for that spouse's signature immediately following the signature of the Subscriber, and by such signature hereto said spouse certifies that said spouse is the spouse of the person who signed this Agreement, that said spouse has read and approves the provisions hereof and hereby consents and agrees to this Agreement and agrees to be bound by and accepts such provisions of

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this  Agreement  in lieu of all other  interests  said  spouse may hae in the
Company, whether such interests be community property or otherwise. Said spouse grants to the Subscriber irrevocable power of attorney to represent said spouse in all matters connected with the Company to the end that, in all cases, the Company may rely on any approval, direction, vote or action taken by the Subscriber, as said spouse's attorney in fact. Such power of attorney is, and shall be deemed to be, coupled with an interest so that the authority granted hereby may continue during the entire period of the Company and regardless of the death or incapacity of the spouse granting the same. Said spouse further agrees to execute, acknowledge and deliver such other and further instruments and documents as may be required to evidence such power of attorney.

     10. Survival of Representations. The representations, warranties, acknowledgments and agreements made by the Subscriber shall survive the acceptance of this Agreement and run in favor of, and for the benefit of, the Company.

     11. Waiver. No waiver or modification of any of the terms of this Agreement shall be valid unless in writing. No waiver of a breach of, or default under, any provision hereof shall be deemed a waiver of such provision or of any subsequent breach or default of the same or similar nature or of any other provision or condition of this Agreement.

     12.   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     13. Notices. Except as otherwise required in this Agreement, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon person delivery or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed to the last known address of the party.

     14. Non-assignability. The obligations of the Subscriber hereunder shall not be delegated or assigned to any other party without the prior written consent of the Company.

     15. Entire Agreement. This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any prior or contemporaneous oral or written agreements or understandings with respect to the subject matter hereof..

     16. Amendments. This Agreement may be amended only in a writing that refers to this Agreement and that it is signed by both parties hereto.

     17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Subscriber or its duly authorized representative has executed this Agreement on the date set forth on the attached signature page.

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                 (Signature Page to Subscription Agreement with
                           CANCER THERAPEUTICS, INC.)

                            FOR INDIVIDUAL INVESTORS

                        SIGNATURE OF INDIVIDUAL INVESTOR:

____________________    ________________________________________________________
Date                    Name (please print)

____________________    ________________________________________________________
Social Security No.     Signature

                        ________________________________________________________
                        (Street Address)

                        ________________________________________________________
                        (City, State, Zip)

                        ________________________________________________________
                        Telephone and Facsimile Numbers

                        SIGNATURE OF INDIVIDUAL INVESTOR'S SPOUSE:

___________________     ________________________________________________________
Date                    Name (please print)

___________________     ________________________________________________________
Social Security No.     Signature

Invested Amount:
$__________________     Please make checks payable to: "CANCER THERAPEUTICS,
                                                        INC."

Number of Shares Subscribed for Purchase:  _____________________________________

Subscriber hereby directs that the Shares be held as follows (check one):

____ Individual Ownership      ____ Joint Tenants with right of Survivorship     ____ Tenants in Common
____ Community Property        ____ Other (specify):    _______________________________________________

                            ACCEPTANCE BY THE COMPANY

     This Subscription Agreement is hereby accepted by CANCER THERAPEUTICS, INC. as of (the "Acceptance Date").

                        By______________________________________________________
                        Its_____________________________________________________


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                 (Signature Page to Subscription Agreement with
                           CANCER THERAPEUTICS, INC.)

                               FOR JOINT INVESTORS

                        SIGNATURES OF JOINT INVESTORS

____________________    ________________________________________________________
Date                    Name (please print)

____________________    ________________________________________________________
Social Security No.     Signature

                        ________________________________________________________
                        (Street Address)

                        ________________________________________________________
                        (City, State, Zip)

                        ________________________________________________________
                        Telephone and Facsimile Numbers

____________________    ________________________________________________________
Date                    Name (please print)

____________________    ________________________________________________________
Social Security No.     Signature

                        ________________________________________________________
                        (Street Address)

                        ________________________________________________________
                        (City, State, Zip)

                        ________________________________________________________
                        Telephone and Facsimile Numbers

Invested Amount:
$__________________     Please make checks payable to: CANCER THERAPEUTICS,
                                                        INC.

Subscriber hereby directs that the Shares be held as follows (check one):

____ Individual Ownership     ____ Joint Tenants with right of Survivorship     ____ Tenants in Common
____ Community Property       ____ Other (specify):  _________________________________________________

                            ACCEPTANCE BY THE COMPANY

     This Subscription Agreement is hereby accepted by CANCER THERAPEUTICS, INC. as of (the "Acceptance Date").

                        By______________________________________________________
                        Its_____________________________________________________
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                 (Signature Page to Subscription Agreement with
                           CANCER THERAPEUTICS, INC.)

                                   FOR ENTITY
               (CORPORATION, PARTNERSHIP, TRUST, or OTHER ENTITY)

                        SIGNATURE OF ENTITY INVESTOR


____________________    ________________________________________________________
Date                    Print Entity Name

____________________    ________________________________________________________
Federal I.D. Number     Type of Entity


                        ________________________________________________________
                        Signature of Authorized Officer or Representative

                        ________________________________________________________
                        Title of Authorized Officer or Representative


Invested Amount:
$____________________   Please make checks payable to: "CANCER THERAPEUTICS,
                                                        INC."



                            ACCEPTANCE BY THE COMPANY

     This Subscription Agreement is hereby accepted by CANCER THERAPEUTICS, INC. as of ______________________________ (the "Acceptance Date").


                        By______________________________________________________
                        Its_____________________________________________________

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